UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     June 9, 2004

Lifecore Biomedical, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	O-4136	41-0948334

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

3515 Lyman Boulevard
Chaska, Minnesota	55318

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 952-368-4300

Item 7. Financial Statements and Exhibits

(c) The following exhibit is being furnished herewith:

99.1     Press release dated June 9, 2004

Item 9. Regulation FD Disclosure

On June 9, 2004 Lifecore Biomedical, Inc. (“Lifecore”) issued a press release which announced the introduction of the RENOVA™ Internal Hex Dental Implant System which includes straight and tapered implants for expanded patient treatment options.

A copy of Lifecore’s press release is attached hereto as Exhibit (99.1) and hereby incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFECORE BIOMEDICAL, INC.
Dated: June 14, 2004	/s/ Dennis J. Allingham
Dennis J. Allingham
Chief Executive Officer and President

Exhibit Index

99.1           Press release dated June 9, 2004